UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37501	80-0848819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard, Suite 1, Harrisburg, PA 17112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 657-2300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2016, the Board of Directors (the “Board”) of Ollie’s Bargain Outlet Holdings, Inc., a Delaware corporation (NASDAQ: OLLI) (the “Company”) announced changes to the Board. The Board: fixed the number of directors at eight (8); appointed Stephen W. White as a member of the Board, as a Class III Director; and also appointed Mr. White to serve on the Audit Committee, both effective immediately. Joseph Scharfenberger, Jr., Class I Director of the Company, who remains a director of the Company, will cease being a member of the Audit Committee, effective immediately.

The Company’s independent directors recommend director nominees to the Board in accordance with Rule 5605(e)(1)(A) of the Nasdaq Stock Market Rules without the formation of a standing nominating committee. The Board reviewed and discussed the qualifications of Mr. White as a director nominee, and determined that Mr. White qualifies as an “independent director” under the Nasdaq Stock Market Rules, and as set forth in its Corporate Governance Guidelines and Principles.

The Board also determined that Mr. White also qualifies as an independent director for the purposes of Audit Committee membership under the rules of the Nasdaq Stock Market and Rule 10A-3 of the Securities Exchange Act of 1934, and that he is able to read and understand fundamental financial statements to qualify him to become a member of the Audit Committee of the Board under the Nasdaq Stock Market Rules.

From 1994 to 2016, Mr. White held various senior positions in supply chain logistics with Dollar Tree, Inc., including Chief Logistics Officer from 2003-2016. Prior to joining Dollar Tree, Mr. White served as Director of Transportation and Administration and held various other distribution and transportation positions at Ames Department Stores from 1986 to 1994. Prior to Ames, Mr. White held several transportation and supply chain positions with a number of companies, including LyphoMed Pharmaceuticals, Eastern Airlines, Incom International, and Shell Oil Company. Mr. White holds a Bachelor’s of Science in Business Administration with dual majors in Transportation and Distribution Management, and Finance and Insurance from Northeastern University.

A copy of Company’s press release announcing the appointment is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits	The following exhibits are filed with this report

Exhibit No.	Description

99.1	— Press Release dated July 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: July 7, 2016	/s/ John Swygert

Name: John Swygert Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer of the Registrant)

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